UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)        September 15, 2009
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                              Madrona Ventures Inc.
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             (Exact name of registrant as specified in its charter)

         Nevada                      333-139915                    N/A
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(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)

            225-230 Queens Quay W, Toronto, ON                  M5J2Y7
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         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code     416-841-5414
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01         Changes in Registrant's Certifying Accountant.

On August 17, 2009, Madrona Ventures Inc. (the"Company") dismissed its auditing firm of Dale Matheson Carr-Hilton Labonte LLP. On the same date, August 17, 2009, the accounting firm of PS Stephenson & Co., P.C., CPA was engaged as the Company's new independent auditing firm.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Madrona Ventures Inc.
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                                        (Registrant)


Date 09/15/2009
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                                        /s/ Seijin Ki
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                                        (Signature)
                                        Director, President and Secretary